GUARANTY

GUARANTY made this 5th day of September, 2007 between Jonathan Ilan Ofer, Amir Yerushalmi, Vision Real Estates Group, LLC, YIZ Oxford Capital, LLC and DCI USA, Inc., each with an office at 231 Norman Avenue, Brooklyn, New York 11222 (together with his respective heirs, legal representatives, successors and assigns hereinafter collectively called the "Guarantor") to NORTH FORK BANK, A Division of Capital One, N.A., a New York banking corporation with offices at 275 Broadhollow Road, Melville, New York 11747 (hereinafter called the "Lender").

W I T N E S S E T H :

WHEREAS, 231 Norman Avenue Property Development, LLC, a New York limited liability company (the "Borrower") has requested Lender to lend to Borrower the aggregate sum of Thirteen Million Eight Hundred Thirty Seven Thousand Five Hundred and NO/100 ($13,837,500.00) DOLLARS (the "Loan") secured by the property located at 231 Norman Avenue, Brooklyn, New York (the "Premises") more particularly described in the mortgage of the Borrower (the "Mortgage") and which Loan is evidenced by the promissory note made by the Borrower (the "Note") and secured by the Mortgage; and

WHEREAS, Guarantor is desirous of having Lender make the Loan to Borrower; and

WHEREAS, Lender is unwilling to make the Loan, unless Guarantor guarantees the full performance by Borrower of all of the terms and conditions of the Loan Documents.

NOW, THEREFORE, in consideration of these premises and in order to induce Lender to make the Loan, Guarantor hereby agrees as follows:

1. Guarantor hereby unconditionally guarantees the full, prompt, complete and faithful performance, payment, observance and fulfillment by Borrower of all of the obligations, covenants and conditions contained in the Loan Documents (including any and all amendments, modifications and supplements thereto which may be hereafter executed), and by this Guaranty Guarantor does hereby promise, in the event Borrower defaults on any payment due Lender under the Documents, to promptly make such payment to Lender upon Lender's request so to do, notwithstanding any non-recourse or other provisions in the Loan Documents to the contrary. If any default shall occur and, after the expiration of any grace period applicable under the terms of the Note and/or the other Loan Documents, if Lender shall declare the Note to be immediately due and payable, then Guarantor shall, within five (5) days after demand in writing therefor, pay to Lender all amounts remaining unpaid under the Note and the other Loan Documents. If Guarantor fails to make, when due, any payment required to be made hereunder, then such payment shall bear interest from such due date until paid at the Involuntary Rate (as defined in the Note), but only to the extent permitted by law.

2. This Guaranty shall not be limited to any particular period of time, but rather shall continue and shall be irrevocable until all of the terms, covenants and conditions of the Loan Documents (including any and all amendments, modifications or supplements to the Loan Documents that may be hereafter agreed to by and between Borrower and Lender) have been fully and completely performed by Borrower, or otherwise discharged and released by Lender, and the Guarantor shall not be released from any duty, obligation or liability hereunder so long as there is any claim of Lender against Borrower arising out of the Loan Documents (including any and all amendments, modifications or supplements to the Loan Documents that may be hereafter agreed to by and between Borrower and Lender) which have not been performed, settled or discharged in full. Further, the Guarantor shall not be released, nor shall Guarantor's obligation hereunder be in any way diminished by (a) any extension of time for payment granted Borrower by Lender, or any change in the place or terms of payment or other modification of the Loan Documents agreed upon between Borrower and Lender, or (b) any action taken under the Loan Documents by Lender in the exercise of any right thereby conferred, or (c) any delay, failure or omission on the part of Lender to enforce any such right, or (d) any act or event which might, but for this provision of this instrument be deemed a legal or equitable discharge of a surety, or (e) any failure by Lender properly to file, record or otherwise perfect any lien on or security interest in, or any failure properly to insure or otherwise deal with any security for, the Loan, or (f) the lack of genuineness, validity, regularity, or enforceability of the Note or any of the other Loan Documents, or (g) any release of any other guarantor or any other party who may be liable in any manner for payment of all or any portion of the Loan; and Lender shall have the full power and authority, without notice to Guarantor, to grant any extensions of time for the payment of any indebtedness or the performance of any obligations under the Loan Documents as it may seem proper.

3. Guarantor does hereby waive (a) notice of acceptance of this Guaranty by Lender, (b) notice of any liability to which it may apply, notice of presentment, diligence, demand or payment and notice of protest, (c) notice of any and all extensions, modifications and/or waivers in the obligations of Borrower to Lender under the Loan Documents, (d) notice of any default by or on the part of Borrower under the Loan Documents, and (e) the right to insist upon, plead, or in any manner whatsoever claim the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshalling-of-assets, redemption, homestead and all other provisions of law which are or might be in conflict with the terms of this Guaranty. The foregoing waivers and other waivers herein are of the essence of this transaction and Guarantor understands Lender would not have made the Loan but for this Guaranty and such waivers.

4. Guarantor's liability hereunder shall not (a) be affected in any manner by the fact the Lender may receive or accept additional or other security for the performance and payment of Borrower's obligations under the Loan Documents and/or (b) impair the obligations of Borrower under the Loan Documents.

5. This Guaranty is a guaranty of payment and not of collection and Guarantor's liability hereunder shall be primary, direct and immediate and shall not be conditional or contingent upon Lender's pursuit of whatever remedies it may have against Borrower, for the performance of any obligation of the Borrower under the Loan Documents. Suit may be brought, instituted or maintained against Guarantor in the first instance and without

the necessity of the joinder of Borrower or of any other party or parties. Further, all remedies afforded to Lender by reason of this Guaranty and/or otherwise by law are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Lender or not, shall be deemed to be an exclusion of any of the other remedies available to Lender and shall not limit or prejudice any other legal or equitable remedy which Lender may have.

6. Any and all payments made pursuant to the provisions of this Guaranty shall be regarded as payments in gross, and consequently Guarantor shall not have the right of subrogation to any rights or remedies that Lender may now or hereafter have against Borrower, its successors and assigns, unless and until Lender's claim against Borrower, its successors and assigns shall have been satisfied in full. If any payment shall be made by or on behalf of Borrower to Guarantor after the occurrence of an Event of Default under the Loan Documents and prior to the unconditional full payment and discharge of the Loan, each and every amount so paid will forthwith be paid to Lender to be credited and applied against the Loan, whether matured or unmatured.

7. All property of the Guarantor held by the Lender shall be subject to a lien and as security for any and all liabilities of the Guarantor. The term "property of the Guarantor" shall include all property of every description, now or hereafter in the possession or custody of or in transit to the Lender for any purpose, including safekeeping, collection or pledge, for account of the Guarantor, or as to which the Guarantor may have any right or power. The balance of every account of the Guarantor with, and each claim of the Guarantor against, the Lender existing from time to time, shall be subject to a lien and subject to be set off against any and all liabilities of the Guarantor, and the Lender may at any time or from time to time at its option and without notice appropriate and apply toward the payment of any of the liabilities of the Guarantor the balance of each such account of the Guarantor with, and each such claim of the Guarantor against, the Lender. The term "property of the Guarantor" shall also include any and all book entry U.S. Treasury bills and other book entry securities purchased on behalf of the Guarantor and maintained in an account at the Bank.

8. Upon nonpayment when due of any of the liabilities of the Borrower or the Guarantor to the Lender, the Lender may immediately or at any time or times thereafter without demand or notice to the Borrower or the Guarantor and without advertisement, all of which are hereby expressly waived, sell, resell, assign and deliver all or part of said "property of the Guarantor" at public or private sale, for cash, upon credit or for future delivery. Upon each such sale the Lender may purchase the whole or any part of such property, free from any right of redemption, which is hereby waived and released. In the event Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or by the Loan Documents, Lender may bid all or less than the amount of the indebtedness.

9. (a) In order to induce the Lender to make the Loan, the Guarantor hereby represents and warrants that as of the date hereof and at all times hereafter during the term of the Loan: (i) Guarantor has full power and authority to enter into this Guaranty and perform its obligations hereunder, (ii) the execution, delivery and performance by it of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene any provision of any existing law, rule or regulation or any judgment, injunction,

order, decree, franchise or permit applicable to it, or any agreement or instrument to which it or any of its assets is a party or is subject, (iii) this Guaranty has been duly executed and delivered by Guarantor and is the legal, valid and binding obligation of the Guarantor, (iv) the financial statements heretofore delivered by the Guarantor to Lender, if any, are true and complete in all material respects, and are prepared on a consistent basis in a form acceptable to the Lender and fairly present the financial condition of the Guarantor as at the end of (or for) the reporting period covered thereby, (v) no authorization, consent, approval, exception, permit or license of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the valid execution or delivery by Guarantor of this Guaranty, or the performance of Guarantor's obligations hereunder, and all conditions required to the execution and delivery hereof and performance hereunder have been satisfied as of the date hereof, (vi) there has been no material adverse change in the financial condition of the Guarantor since the date of such financial statements, except as previously disclosed to the Lender, (vii) there are no actions, suits or proceedings pending, or, to its knowledge, threatened against or adversely affecting it, and no defaults after expiration of cure periods by it with respect to any agreement or instrument to which it is a party or to which it or its assets is subject, which might (individually or in the aggregate) result in a material adverse change, and (viii) Guarantor is fully familiar with all of the terms, conditions and covenants of this Guaranty.

(b) Guarantor hereby covenants and agrees that Guarantor will not, without the prior written consent of the Lender, either directly or indirectly, convey, transfer, lease, or assign (each a "transfer") any property of any nature whether real, personal, or mixed, tangible or intangible, or any interest therein now or hereafter owned by Guarantor for less than the fair market value of such property.

10. Notwithstanding anything to the contrary contained herein, this Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower under the Bankruptcy Reform Act of 1978, as at any time amended, for liquidation or reorganization or should the Borrower become insolvent or make an assignment for the benefit of creditors or a receiver or trustee be appointed for all or any significant part of Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Loan, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender whether as a "preferential transfer", "voidable preference", "fraudulent conveyance", or otherwise, all as though such reduction, repayment or restoration by Lender had not been made. Furthermore, if claim is ever made upon the Lender or any subsequent holder of the Loan for repayment or recovery of any amount or amounts received in payment or on account of the Loan and any of the aforesaid payees repays all or part of said amount by reason of any final and non-appealable judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, then and in such event the Guarantor agrees that any such judgment, decree or order, shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of the Note or other instrument evidencing any liability of the Borrower, and the Guarantor shall be and remain liable as if such amount had never originally been received by any such payee. This Section shall survive repayment of the Loan.

11. Guarantor will promptly furnish to the Lender such information regarding

its business, affairs and financial condition as are required by the Mortgage.

12. Guarantor hereby waives any right which it may have to a trial by jury and/or the right to assert any counterclaims, offsets or defenses (other than payment) in connection with any litigation arising out of this Guaranty.

13. Guarantor hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Guaranty may be brought in the courts of the State of New York or of the United States of America for the Eastern District of New York, as the Lender may elect. By execution and delivery of this Guaranty, the Guarantor hereby irrevocably accepts and submits generally and unconditionally for itself and with respect to its property, to the personal jurisdiction of any such court in any such action or proceeding, and hereby waives, in the case of any such action or proceeding brought in the courts of the State of New York, or the United States of America for the Eastern District of New York, defenses based on personal jurisdiction, venue, forum non conveniens and, in connection with or based upon any action or proceeding initiated by the Guarantor, lis alibi pendens. The Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to the Guarantor at its address set forth above, such service to become effective upon receipt by the addressee. Nothing herein shall affect the right of the Lender to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction or to serve process in any other jurisdiction or to serve process in any other manner permitted by applicable law. The Guarantor further agrees that final judgment against it in any such action or proceeding arising out of or relating to this Guaranty may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its obligations.

14. This Guaranty shall be operative only for the benefit of the Lender and its successors and assigns and no third parties shall have any relationship with or in trust created therefrom.

15. If Guarantor shall request the Lender's consent or approval pursuant to any of the provisions of this Guaranty or otherwise, and the Lender shall fail or refuse to give, or shall delay in giving, such consent or approval, the Guarantor shall in no event make, or be entitled to make, any claim for damages (nor shall the Guarantor assert, or be entitled to assert, any such claim by way of defense, set-off, or counterclaim) based upon any claim or assertion by the Guarantor that the Lender unreasonably or improperly withheld or delayed its consent or approval, and the Guarantor hereby waives any and all rights that it may have from whatever source derived, to make or assert any such claim. The Guarantor's sole remedy for any such failure, refusal, or delay shall be an action for a declaratory judgment, specific performance, or injunction, and such remedies shall be available only in those instances where the Lender has expressly agreed in writing not to unreasonably withhold or delay its consent or approval or where, as a matter of law, the Lender may not unreasonably withhold or delay the same.

16. Guarantor shall pay to Lender all reasonable sums as and for attorney's fees and disbursements and such costs and expenses as may be incurred by Lender in the

enforcement of this Guaranty, including, without limitation, any bankruptcy or insolvency proceeding brought by or against Borrower and/or Guarantor to the extent that Guarantor's liability under, or the enforceability of, this Guaranty shall be an issue or otherwise litigated. This paragraph shall survive the repayment of the Loan and/or later reinstatement of this Guaranty.

17. Upon the happening of any of the following events: the insolvency of the Borrower or the Guarantor, or the suspension of business of the Borrower or the Guarantor, or the making by the Borrower or the Guarantor of an assignment for the benefit of creditors, or a trustee or receiver being appointed for the Borrower or the Guarantor or for any property of either of them, or any proceeding being commenced by or against the Borrower or the Guarantor under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute which remains undismissed or undischarged for ninety (90) days, then and in any such event, and at any time thereafter, the Lender may declare the Loan, whether or not then due, to be immediately due and payable hereunder as to the Guarantor, and the Lender shall be entitled to enforce the obligations of this Guaranty as against Guarantor.

18. This Guaranty may not be changed, modified or waived orally, shall be construed in accordance with the laws of the State of New York and shall inure to the benefit of Lender, its successors and assigns and shall be binding upon Guarantor, its heirs, legal representatives and assigns. This Guaranty may be executed in counterparts all of which together shall constitute one instrument.

19. All notices or other communications given pursuant to this Guaranty shall be in writing and be deemed given on the first business day of the Lender next following the deposit of such written notice or communication enclosed in a prepaid wrapper, certified mail, return receipt requested, in a post office or official depository under the care and custody of the United States Postal Service, properly addressed to the party to whom such notice or communication is addressed at the foregoing address or at such other address as either party may from time to time furnish to the other in the manner provided for notice hereof (for the purposes of such change of address notice, such notice shall be deemed completed when the above procedure is followed and addressed to the party at the address set forth on the first page of this Guaranty).

20. If there is more than one Guarantor hereunder and/or other guaranties in respect of the obligations of the Borrower set forth herein, the obligations of the Guarantors shall be joint and several.

21. If any provision or portion thereof of this Guaranty is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken, and severed from this Guaranty, and the remaining provisions and portions thereof shall continue in full force and effect. Guarantor agrees, upon Lender's request, to execute and deliver to Lender any additional instruments or documents reasonably considered by Lender to be necessary to cause this Guaranty, to be, become or remain valid and effective.

IN WITNESS WHEREOF, the Guarantor has set his hand and seal as of the day and year first above written.

____
Jonathan Ilan Ofir

____
Amir Yerushalmi

Vision Real Estate Group, LLC

By:_______________________

YIZ Capital, LLC

By:_______________________

DCI USA, Inc.

By:_______________________

1923472-1

STATE OF NEW YORK)
: ss.:
COUNTY OF SUFFOLK)

On the 5th day of September, in the year 2007, before me, the undersigned, a Notary Public in and for said State, personally appeared Jonathan Ilan Ofir, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

DEBORAH LOFTAIN
Notary Public, State Of New York
No.01LO6060560
Qualified In Nassau County
Commission Expires June 25, 2011

STATE OF NEW YORK)
: ss.:
COUNTY OF SUFFOLK)

On the 5th day of September, in the year 2007, before me, the undersigned, a Notary Public in and for said State, personally appeared Amir Yerushalmi, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

CHAIM S. MENDLOWITZ
Notary Public, State of New York
No. 01ME6006583
Qualified in Kings County
Commission Expires 5/4/2010

1923472-1